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                                                                  EXHIBIT 10.166

                      THIRD AMENDMENT TO LEASE AGREEMENT

     THIS THIRD AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made this
                                                   ---------
18/th/ day of February, 1999 by and between PPD PHARMACO, INC., a Texas corporation (hereinafter, the "Tenant"), and WEEKS REALTY, L.P., a Georgia
                               ------
limited partnership (hereinafter, the "Landlord").
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                                  WITNESSETH:

     WHEREAS, pursuant to a Lease Agreement dated July 9, 1997 by and between Landlord and Tenant (the Lease Agreement, and all amendments thereto shall be referred to herein collectively as the "Lease") , Landlord leased to Tenant
                                        -----
certain premises in a building located in Morrisville, Wake County, North Carolina 27560 which has been provided the address of 4025 Paramount Parkway, all as more particularly described in the Lease; and

     WHEREAS, the parties desire to modify the Lease to, modify its provisions regarding the termination of certain lease agreements between Landlord and Tenant, as provided herein

     NOW, THEREFORE, in consideration of cash in hand paid and the promises and the provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to amend and modify the Lease as follows:

     1.  Termination of Lease. Paragraph 1(e) of  the Lease is hereby deleted,
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and the following new paragraph 1(e) is inserted in lieu thereof:

         "(e) Termination of Leases. Upon Tenant entering into occupancy of: (i)
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the premises leased by Tenant from Landlord pursuant to that certain Lease
Agreement dated June 26, 1998 (the "4023 Lease"), and provided there is no
                                    ----------
default or event of default under the 4023 Lease by Tenant, all obligations of Landlord and Tenant under that certain Lease Agreement dated October 25, 1995 and amended February 1, 1997 for 29,113 rentable square feet of space at 1400 Perimeter Park (the " 1400 Perimeter Park Premises") shall be deemed terminated
                      ------------------- --------
with respect to all of the 1400 Perimeter Park Premises as defined therein (except as expressly provided therein, and except for obligations accrued thereunder and remaining unpaid and unsatisfied), other than duties and obligations for the first floor of the 1400 Perimeter Park Premises which consists of 15,803 rentable square feet, all of which obligations shall continue, and (ii) the Premises, and provided there is no default or event of default under this Lease by Tenant, all obligations of Landlord and Tenant under that certain Lease Agreement for 20,000 rentable square feet at 1500 Perimeter Park (the "1500 Perimeter Park Premises") dated February 25, 1995 and amended
           ----------------------------
April 4, 1997 and October 25, 1995, shall be deemed terminated with respect to the 1500 Perimeter Park Premises, and the parties hereto shall
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have no further liability thereunder, except as expressly provided therein, and except for obligations accrued thereunder and remaining unpaid and unsatisfied."

     2.  Effective Date. The provisions of this Amendment shall be and become
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effective as of the day and year first above written.

     3.  Severability. In the event any term, covenant or condition of this
         ------------
Amendment, the Lease, or any amendments thereto shall to any extent be invalid or unenforceable, the remainder shall not be affected thereby and each term, covenant or condition shall be valid and enforceable to the full extent permitted by law.

     4.  Successors and Assigns. This Amendment shall apply to, inure to the
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benefit of, and be binding upon the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise provided herein.

     5.  Authority of Tenant. Tenant certifies to Landlord that it is
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authorized to enter into this Amendment, and that those persons signing below on its behalf are authorized to do so, and shall promptly upon the request of Landlord provide a resolution to this effect.

     6.  Interpretation. Although the printed provisions of this Amendment were
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drafted by Landlord, such fact shall not cause this Amendment to be construed either for or against Landlord or Tenant.

     7.  Full Force and Effect. Except as modified hereby, the Lease remains
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unmodified and in full force and effect.

     8.  Governing Law. This Amendment shall be governed by and construed in
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accordance with the laws of the State of North Carolina.

     9.  Mutual Acknowledgement of Non-Existence of Claims. Landlord and
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Tenant acknowledge and agree that as of the day hereof there are no known claims by either party against the other party hereto arising from the relationship as Landlord and Tenant, respectively, pursuant to the Lease, as amended.

     10. Confidentiality. The terms and provisions of the Lease, and this
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Amendment are strictly confidential, are to be shared by Tenant only with its accountant, employees, and attorneys, and each of those parties shall be advised of the confidential nature of the Lease, and this Amendment.

[THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK.]
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     IN WITNESS WHEREOF, the parties hereto have hereunto executed this
Amendment causing their respective seals to be affixed hereto the day and year first above written.

                                   LANDLORD:

                                   WEEKS REALTY, L.P. (SEAL) , a Georgia
                                   Limited partnership authorized to do business In the State of North Carolina as Weeks Realty Partnership

                                   BY: WEEKS GP HOLDINGS, INC., a
                                       Georgia corporation, its sole general
                                       partner

                                   By: /s/ Robert G. Cutlip
                                       --------------------
                                           Robert G. Cutlip,
                                           Senior Vice President


                                   TENANT:

                                   PPD PHARMACO, INC., a Texas
                                   corporation qualified to do business
                                   in North Carolina


ATTEST:

By: /s/ Fred B. Davenport          By: /s/ Thomas W. D'Alonzo
    ---------------------              ---------------------
        Secretary                        President


[CORPORATE SEAL]

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